UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 16, 2019

Rosetta Stone Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34283	43837082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1621 North Kent Street, Suite 1200, Arlington, Virginia 22209

(Address of principal executive offices, including zip code)

703-387-5800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00005 per share	RST	New York Stock Exchange

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Rosetta Stone Inc. (the “Company”), the Company’s stockholders approved a proposal to adopt the 2019 Omnibus Incentive Plan (the “Plan”).  The material terms of the Plan are set forth in Proposal No. 3 to the Company’s 2019 Proxy Statement filed with the Securities and Exchange Commission on April 5, 2019 and are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 16, 2019.  The results of the matters submitted to a stockholder vote at the Annual Meeting were as follows:

1.

Election of Class I Directors:  Our stockholders re-elected the following Class I directors to each serve three-year terms expiring on the date of the 2022 annual meeting of stockholders or until his or her successor is duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes

David Nierenberg	15,662,272	1,654,943	3,604,037
Steven P. Yankovich	15,687,909	1,629,306	3,604,037

2.

Ratification of Appointment of Independent Registered Public Accounting Firm:  Our stockholders ratified the selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2019.

Votes For	Against	Abstain	Broker Non-Votes

20,770,310	120,172	30,770	---

3.	Approval of the Rosetta Stone Inc. 2019 Omnibus Incentive Plan: Our stockholders approved the Rosetta Stone Inc. 2019 Omnibus Incentive Plan.

Votes For	Against	Abstain	Broker Non-Votes

15,280,810	1,985,308	51,097	3,604,037

4.	Advisory Vote on Executive Compensation (Say on Pay): Our stockholders gave advisory approval to the compensation paid to our named executive officers.

Votes For	Against	Abstain	Broker Non-Votes

16,748,954	565,964	2,297	3,604,037

For more information about the foregoing proposals, please see the 2019 Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2019

ROSETTA STONE INC.
By:	/s/ Sonia Galindo
Name: Sonia Galindo
Title: General Counsel and Secretary